                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): September 20, 1998
                                                           ------------------

                         First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1998-2
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                  333-44585-03                95-2944875
----------------------------    --------------------       -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)              Identification
                                        No.)

                       c/o First Alliance Mortgage Company
                            Attention: Francisco Nebot
                         Executive Vice President & CFO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                    -----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (949)224-8500

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the September 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.


Item 7.      Exhibit.

           Monthly Report for the September 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-2, Class A issued by the First Alliance Mortgage Loan Trust 1998-2.

--------------------------------------------------------------------------------
                        FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================


DISTRIBUTION:           21-Sep-98

------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL      BEGINNING                                                      ENDING                        ENDING
                NOTE          NOTE        PRINCIPAL        INTEREST         TOTAL           NOTE       SUBORDINATION    PRINCIPAL
CLASS          BALANCE       BALANCE     DISTRIBUTION     DISTRIBUTION   DISTRIBUTION      BALANCE        AMOUNT         BALANCE
------------------------------------------------------------------------------------------------------------------------------------

FIXED NOTE    70,000,000.00  67,696,064.67  1,056,071.85   367,815.28    1,423,887.13    66,639,992.82   441,025.66    67,081,018.48

ARMS NOTE     30,000,000.00  29,119,770.21    277,419.09   150,347.06      427,766.15    28,842,351.12   189,946.83    29,032,297.95

  CERT            N/A           N/A                0.00         0.00             0.00         N/A            N/A             N/A
====================================================================================================================================
TOTALS       100,000,000.00  96,815,834.88  1,333,490.94   518,162.34    1,851,653.28    95,482,343.94   630,972.49    96,113,316.43
====================================================================================================================================


FACTOR INFORMATION PER $1,000

-------------------------------------------------------       ---------------------------------------
              PRINCIPAL      INTEREST       ENDING NOTE                     INIT NOTE     CURR NOTE
CLASS        DISTRIBUTION  DISTRIBUTION       BALANCE         CLASS           RATE          RATE
-------------------------------------------------------       ---------------------------------------

FIXED NOTE    15.08674071    5.25450400     951.99989738      FIXED NOTE     6.52000%     6.50000%

ARMS NOTE      9.24730300    5.01156867     961.41170400      ARMS NOTE      5.81625%     5.80844%

  CERT            N/A           N/A             N/A             CERT           N/A          N/A

-------------------------------------------------------       ---------------------------------------

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================

DISTRIBUTION:      21-Sep-98

SECTION 3.8(a)(ii)   PRINCIPAL DISTRIBUTION


                     ---------------------------------------------------------------------------------------
                                                    PREPAYMENTS &
                                       PREPAID       PREFUNDING
                         SCH. PRIN.  INSTALLMENTS  ACCT. REMAINDER  LIQUIDATIONS   SUB. INCREASE   SUB RED.
                     ---------------------------------------------------------------------------------------
  FIXED RATE NOTE       51,059.60    0.00            860,055.72        0.00        144,956.53       0.00
ADJUSTABLE RATE NOTE    22,255.01    0.00            206,381.57        0.00         48,782.51       0.00
                     ---------------------------------------------------------------------------------------


SECTION 3.8(a)(v)    INSURED PAYMENT                  FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00

SECTION 3.8(a)(vii)  LOAN PURCHASE PRICES             FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00

                     SUBSTITUTION AMOUNTS             FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00


SECTION 3.8(a)(viii) SUBORDINATION REDUCTION AMOUNT   FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00


SECTION 3.8(a)(ix)   CURRENT REALIZED LOSSES          FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00

                     CUMULATIVE REALIZED LOSSES       FIXED RATE NOTE       0.00
                                                 ADJUSTABLE RATE NOTE       0.00


SECTION 3.8(a)(x)                                                   NUMBER    LOAN BALANCE
                                                                    ------    ------------
  FIXED RATE NOTE    LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00

  ADJUSTABLE RATE NOTE
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00

SECTION 3.8(a)(xi)   AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT
                                        FIXED RATE NOTE


--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================

DISTRIBUTION:      21-Sep-98



SECTION 3.8(b)(i) DELINQUENT MORTGAGE LOANS (includes loans in foreclosure and bankruptcy):

                      -----------------------------------------------------
                                              AGGREGATE
   FIXED RATE NOTE     CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     5        425,245.49      0.63%
                      60-89 DAYS     2        102,955.12      0.15%
                       90 + DAYS     2        244,373.90      0.36%
                      -----------------------------------------------------

                      -----------------------------------------------------
                                              AGGREGATE
ADJUSTABLE RATE NOTE   CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     2         90,213.76      0.31%
                      60-89 DAYS     2        154,751.00      0.53%
                       90 + DAYS     1         99,000.00      0.34%
                      -----------------------------------------------------


SECTION 3.8(b)(ii)   LOANS IN FORECLOSURE (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
         FIXED RATE NOTE            4         344,323.59      0.51%
                               --------------------------------------------
    ADJUSTABLE RATE NOTE            3         209,991.00      0.72%
                               --------------------------------------------

SECTION 3.8(b)(iii)  LOANS IN BANKRUPTCY (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
         FIXED RATE NOTE            6         490,021.78      0.73%
                               --------------------------------------------
    ADJUSTABLE RATE NOTE            0            0.00         0.00%
                               --------------------------------------------


SECTION 3.8(b)(iv)   REO PROPERTIES (not included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
         FIXED RATE NOTE            0            0.00         0.00%
                               --------------------------------------------
    ADJUSTABLE RATE NOTE            0            0.00         0.00%
                               --------------------------------------------


SECTION 3.8(b)(vi)   BOOK VALUE OF REO PROPERTY      FIXED RATE NOTE           -
                                                ADJUSTABLE RATE NOTE           -

                                    SIGNATURE
                                    ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Alliance Mortgage Loan Trust 1998-2
                                ------------------------------------------
                                            (Registrant)

                                By: First Alliance Mortgage Company
                                   ---------------------------------------
                                             (Servicer)

Date:  October 20, 1998         By: /S/ Francisco Nebot
       ------------------          ---------------------------------------

                                Name:   Francisco Nebot
                                     -------------------------------------
                                        Executive Vice President and
                                Title:  Chief Financial Officer
                                      ------------------------------------